EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dinewise, Inc., (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas McNeill, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2007

/S/ Thomas McNeill

Thomas McNeill

Principal Financial Officer

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Dinewise Inc. and will be retained by Dinewise, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.